Oppenheimer 5 Annual Industrials Conference September 29, 2010 th Exhibit 99.1

Forward-Looking Statement Disclaimer
This presentation may include “forward-looking statements” that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,”
“may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. These risks and uncertainties are more fully described in “Part I. Item 1A. Risk Factors” contained in our Annual Report on 10-K, as filed with the Securities and Exchange Commission and as subsequently updated in our Quarterly Reports on Form 10-Q, and include risks related to: conditions in the global economy and capital markets; our reliance on LyondellBasell Industries for the provision of significant operating and other services; the failure of our raw materials suppliers to perform their obligations under long-term supply agreements, or our inability to replace or renew these agreements when they expire; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition in our end-use markets, by other producers of SBCs and by producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; infringement of our products on the intellectual property rights of others; seasonality in our Paving and Roofing business; financial and operating constraints related to our substantial level of indebtedness;
product liability claims and other lawsuits arising from environmental damage or personal injuries associated with chemical manufacturing; political and economic risks in the various countries in which we operate; the inherently hazardous nature of chemical manufacturing; health, safety and environmental laws, including laws that govern our employees’ exposure to chemicals deemed harmful to humans; regulation of our customers, which could affect the demand for our products or result in increased compliance costs; international trade, export control, antitrust, zoning and occupancy and labor and employment laws that could require us to modify our current business practices and incur increased costs; our relationship with our employees; loss of key personnel or our inability to attract and retain new qualified personnel; fluctuations in currency exchange rates ;
the fact that we do not enter into long-term contracts with our customers; a decrease in the fair value of our pension assets, which could require us to materially increase future funding of the pension plan; and
concentration of ownership among our principal stockholder, which may prevent new investors from influencing significant corporate decisions. We assume no obligation to update such information. Further information concerning issues that could materially affect financial performance related to forward looking statements can be found in our periodic filings with the Securities and Exchange Commission.

GAAP Disclaimer

This presentation includes the use of both GAAP (generally accepted accounting principles) and non-GAAP financial measures. The non-GAAP financial measures are EBITDA and Adjusted EBITDA. The most directly comparable GAAP financial measure is net income/loss. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measure is included herein. We consider EBITDA and Adjusted EBITDA important supplemental measures of our performance and believe they are frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA and
Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results under GAAP in the United
States.

37%
21%
42%

4%
7%
31%
26%
32%
Kraton Overview
We invented and commercialized Styrenic Block
Copolymer (SBC) technology nearly 50 years ago
We believe that we hold #1 market share positions in each
of our end-use markets providing industrial, consumer and
geographical diversification that is second to none
We design and manufacture customized SBC polymer and
compound solutions to meet our leading customers’
specific innovation needs
We produce the following:
•
Unhydrogenated Styrenic Block Copolymers
(USBC’s)
•
Hydrogenated Styrenic Block Copolymers
(HSBC’s)
•
Isoprene Rubber and Isoprene Rubber Latex
We currently offer approximately 800 products to more
than 700 customers, in over 60 countries
We employ approximately 830 people in 9 locations in all
major regions of the world
First half 2010 revenue of $605 million and Adjusted
EBITDA
(1)
of $106 million; 17.5% margin
(1) Adjusted EBITDA is GAAP EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt
(2) Management Estimates
2009 Revenue by End-Use
(2)
2009 Revenue by Geography
(2)
North and
South
America
Europe,
Middle
East &
Africa
Asia Pacific
Paving and
Roofing
Adhesives,
Sealants and
Coatings
Other
Emerging
Businesses
Advanced
Materials
Clear SBC Market Leader Globally

Investment Highlights
Leadership
Clear leader in the fast growing, attractive SBC market
More than 1.6x the size of our largest competitor in each of our end-use markets
The only producer with a global footprint and service capabilities
Innovation-
Driven Top-
Line Growth
Most-productive innovator of new SBC polymers
Successfully leveraging product knowledge and technical expertise to commercialize next generation of innovative solutions
Earnings
Growth
Driven by compelling organic growth platforms, expanding presence in Asia, sustained volume growth and new product introductions
Margin enhancement through continued “Smart Pricing” strategy and innovation
Created meaningful operating leverage through significant improvement in cost structure
Investing capital in high-return projects – driving profitable growth in key products and geographies
Experience
Strong leadership team demonstrating continuous improvement in productivity, innovation and margin improvement
High
Barriers to
Entry
Patented technology, custom designed product, process excellence, global reach and customer relationships create strong competitive position that cannot be matched by existing or potential competitors
Competitive position allows for price leadership
Best-in-class service levels: 100% of products delivered on-demand on-time

6 SBCs Enhance Performance Attributes Durability Elasticity Impact Soft Touch Clarity Adhesion We are a Highly Engineered, Performance Materials Business Recyclable

Clear Leader in Attractive Markets
Market Position
2009 Revenue (1)
#1
77%
Adhesives, Sealants,
and Coatings
Advanced Materials
#1
74%
Paving and Roofing
#1
63%
Emerging Businesses (4)
#1
100%
32% 31% 26% 7%
1.9x 2.0x 1.6x N/A
Source: Management  estimates
(1) Based on 2009 sales of $920 million (excludes by-product sales which are reported as other revenues)
(2) Industry volume growth from 2001-2009, Emerging Businesses growth rate refers to Kraton’s Isoprene Rubber (“IR”) and Isoprene Rubber Latex (“IRL”) growth from 2005-2009
(3) Management’s estimates vs. next largest competitor based on 2009 sales
(4) The Emerging Businesses end use market includes our IR and IRL business. We believe that we are the only major third-party supplier of IR and IRL, and therefore end use market share metrics are not meaningful
#1 Market Position and More than 1.6x the Size of Our Closest Competitors
Growth (2) 5.9% 7.4% 6.5% 26.8%
Kraton Market
Share Relative
To #2
Competitor (3)
Top 4 Market
Share

Giving Innovators Their Edge

Elastic Films for Disposable Diapers

Kraton as an Alternative for Soft PVC

Before Kraton After Kraton
Kraton Makes Products Better
Stretch in legs only
(Spandex)
Not a fitted garment
High leakage rate
Overall improvement in stretch
(where it’s needed)
Better fit
Low leakage rate
Kraton market share: 50%
2001 – 2009 CAGR: 11.5%
Kraton material as % of Diaper cost: <2%
Phthalate plasticizers are
used to make PVC soft
but they can leach from
finished products and
create health concerns
Limited recyclability
PVCs are unsafe when
burned or incinerated
improperly
Environmentally friendly – 100% recyclable
Kraton imparts softness, toughness and clarity
Plasticizer & chlorine free
Kraton material as % of finished product cost: <5%

Kraton
Giving Innovators Their Edge

CAGR: 6.5%
CAGR: 7.5%

SBCs Are a Growth Industry
SBC Industry Volume (kT)
(1)
SBCs Grow Faster Than GDP
Adoption and penetration of SBCs into
new applications and end-markets lead to
industry growth of ~2x GDP
Growing demand from emerging
economies
Innovation and new SBC product
introductions
End use application growth (e.g.,
PVC alternatives for wire & cable
and medical applications such as IV
bags, etc.)
Growing demand for
environmentally friendly and greener
alternatives in electronics, medical
and baby care markets
Low cost relative to value added /
performance with limited substitution risk
(1) Management Estimates. Excludes footwear end-use in which Kraton does not actively compete
675
1,112
1,599
2001 2009 2014

Sustainable Competitive Advantages
Almost 50 years of process know-how and
expertise
Performance-critical products and manufacturing
complexity
Technical
Barriers
Globally recognized brand – Kraton
®
Industry-leading R&D infrastructure
Global low-cost manufacturing footprint
Significant regulatory hurdles / barriers to new
manufacturing sites
Stable raw material base with multiple sources of
supply and contracts / relationships
Collaborative customer relationships – 15+ years
with majority; sole source with several customers
Infrastructure
Barriers
Superior and
Innovative Products
+
High Customer
Switching Costs
+
Long-Term
Customers
Relationships
=
Leading
Market Position
Products designed collaboratively to meet
specific customer needs / applications
Preferred partner based on manufacturing
consistency and process know-how
Ongoing technical service offering
100% of products offered with no lead times
High
Value
Added

Compelling Organic Growth Platforms

Advanced
Materials
Adhesives,
Sealants &
Coatings
Paving and
Roofing
Emerging markets growth
Expansion into new and differentiated markets, such as
protective films, oilfield service applications, spray and
extrusion coatings, hot melt adhesives, elastic adhesives,
labels and sealant applications
Superior performing SBS modified emulsions for
asphalt modification
Low VOC roof coating formulations for superior water
resistance, improved adhesion and reduced installation cost
“Green” PVC alternatives to the wire and cable industry
Enabling technology for high performance fabric solutions
“Soft Touch” covers and solutions to the automotive industry
NEXAR
®
– high-end membrane technology markets for
performance clothing, HVAC applications and fuel cells
Co-extrusion technology for surface protection
Applications
Isoprene
Rubber Latex
Medical applications – surgical gloves
Material substitution – condoms
HiMA
Protective Films
Soft Skins
IRL Gloves

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